SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OF 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                  JUNE 5, 2002

                              SURETY HOLDINGS CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    DELAWARE                        000-32311                    52-2229054
    --------                        ---------                    ----------
 (STATE OR OTHER                   (COMMISSION                 (IRS EMPLOYER
 JURISDICTION OF                     FILE NO.)                    ID NO.)
OF INCORPORATION)



                              850 FORT PLAINS ROAD
                               HOWELL, NEW JERSEY                  07731
                              -------------------                  -----
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 732-886-0706


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ITEM 5.

ON MAY 29, 2002, HOWARD R. KNAPP AND STUART D. TAUBER, M.D. WERE ELECTED TO THE BOARD OF DIRECTORS OF THE COMPANY TO FILL VACANCIES UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS.

STUART D. TAUBER, M.D.

SINCE 1999, DR. TAUBER HAS BEEN A PRINCIPAL IN MOUNTAIN DIABETES & ENDOCRINE CENTER IN ASHVILLE, NORTH CAROLINA AND PRESIDENT OF STUART D. TAUBER, M.D. PROFESSIONAL ASSOCIATION FROM 1973 TO THE PRESENT. HE IS A FORMER PRESIDENT OF THE AMERICAN DIABETES ASSOCIATION, NORTH CAROLINA (1977-1978) AND A FEATURED SPEAKER AT MEDICAL SEMINARS. DR. TAUBER RECEIVED HIS B.A. FROM YALE UNIVERSITY IN 1955 AND GRADUATED FROM THE UNIVERSITY OF PITTSBURGH SCHOOL OF MEDICINE IN 1960. HE WAS ASSISTANT PROFESSOR OF MEDICINE AT THE UNIVERSITY OF TEXAS
SOUTHWESTERN MEDICAL SCHOOL FROM 1966-1972. DR. TAUBER HAS THIRTY YEARS EXPERIENCE IN SMALL COMPANY DEVELOPMENT.

HOWARD R. KNAPP

HAVING JOINED THE COMPANY IN JANUARY 1999, MR. KNAPP HAS SERVED AS THE COMPANY'S CHIEF FINANCIAL OFFICER SINCE JANUARY, 2000. FROM JUNE 1998 TO JANUARY 1999, MR. KNAPP SERVED IN THE OPERATIONS DEPARTMENT OF BARRON CHASE. MR. KNAPP SERVED AS SENIOR VICE PRESIDENT OF MERIDIAN EQUITIES COMPANY FROM 1996 TO JULY 1998. PREVIOUSLY, MR. KNAPP WORKED IN THE SECURITIES INDUSTRY FOR OVER THIRTY YEARS IN VARIOUS CORPORATIONS, INCLUDING TRADER, BANK MANAGER AND PRINCIPAL IN VARIOUS OFFICES. MR. KNAPP RECEIVED B.S. DEGREE IN ECONOMICS FROM ST. PETER'S COLLEGE IN 1974.








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                                    SIGNATURE

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                             SURETY HOLDINGS CORP.

                                             BY: /s/ HOWARD R. KNAPP
                                             -----------------------
                                             HOWARD R. KNAPP
                                             CHIEF FINANCIAL OFFICER

DATED:  JUNE 5, 2002